UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 30, 2015

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 19, 2010, Laboratory Corporation of America Holdings (the “Company”) entered into an Indenture with U.S. Bank National Association, as trustee (the “Indenture”). On January 30, 2015, the Company entered into supplemental indentures to the Indenture under which the Company issued $2.9 billion in debt securities, consisting of $500 million aggregate principal amount of 2.625% Senior Notes due 2020 (the “2020 Notes”), $500 million aggregate principal amount of 3.200% Senior Notes due 2022 (the “2022 Notes”), $1 billion aggregate principal amount of 3.600% Senior Notes due 2025 (the “2025 Notes”) and $900 million aggregate principal amount of 4.700% Senior Notes due 2045 (the “2045 Notes,” and collectively with the 2020 Notes, the 2022 Notes and the 2025 Notes, the “Notes”). The 2020 Notes were issued pursuant to the Seventh Supplemental Indenture dated as of January 30, 2015, under the Indenture (the “2020 Notes Supplemental Indenture”), the 2022 Notes were issued pursuant to the Eighth Supplemental Indenture dated as of January 30, 2015, under the Indenture (the “2022 Notes Supplemental Indenture”), the 2025 Notes were issued pursuant to the Ninth Supplemental Indenture dated as of January 30, 2015, under the Indenture (the “2025 Notes Supplemental Indenture”) and the 2045 Notes were issued pursuant to the Tenth Supplemental Indenture dated as of January 30, 2015, under the Indenture (the “2045 Notes Supplemental Indenture, and collectively with the 2020 Notes Supplemental Indenture, the 2022 Notes Supplemental Indenture and the 2025 Notes Supplemental Indenture, the “Supplemental Indentures”).

The Notes were issued in a public offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-200740) and the base prospectus included in that registration statement as supplemented by the final prospectus supplement dated January 21, 2015, as filed January 22, 2015 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the base prospectus, as supplemented by the prospectus supplement, the “Prospectus”). The terms of the Indenture, the Supplemental Indentures, and the Notes are described in the section of the Prospectus entitled Debt Securities, as supplemented by the section entitled Description of the Notes, and those sections of the Prospectus are incorporated in this Form 8-K by reference.

The Company expects that the net proceeds from the offering of the Notes will be approximately $2,868.4 million after deducting underwriting discounts and other estimated expenses of the offering. Net proceeds will be used to pay a portion of the cash consideration and the fees and expenses in connection with the Company’s pending acquisition of Covance Inc.

A copy of the Indenture is incorporated by reference as Exhibit 4.1 to this Report. A copy of each of the Supplemental Indentures, including the forms of the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2045 Notes as Exhibit A thereto, are filed herewith as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively.

Item 8.01	Other Events

On January 21, 2015, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, on behalf of themselves and the several underwriters named therein (the “Underwriters”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated January 21, 2015 among Laboratory Corporation of America Holdings, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Seventh Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2020 Notes

4.3	Eighth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2022 Notes

4.4	Ninth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2025 Notes

4.5	Tenth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2045 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings

Registrant

Date: January 30, 2015	By:	/s/ F. Samuel Eberts III
F. Samuel Eberts III
Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated January 21, 2015 among Laboratory Corporation of America Holdings, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Seventh Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2020 Notes

4.3	Eighth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2022 Notes

4.4	Ninth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2025 Notes

4.5	Tenth Supplemental Indenture, dated as of January 30, 2015, between the Company and U.S. Bank National Association, as trustee, including the form of the 2045 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)